SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


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                 Franklin Tax-Advantaged International Bond Fund
                (Name of Registrant as Specified In its Charter)

                 Franklin Tax-Advantaged International Bond Fund
                   (Name of Person(s) Filing Proxy Statement)

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Franklin Templeton Group
777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, CA 94403-7777
415/312-3000



               FRANKLIN TAX-ADVANTAGED HIGH YIELD SECURITIES FUND
                FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
            FRANKLIN TAX-ADVANTAGED U. S. GOVERNMENT SECURITIES FUND

                  A LETTER FROM THE MANAGING GENERAL PARTNERS

Dear Partner:

Enclosed is a notice and proxy statement from the Boards of Managing General Partners (each referred to as the "BOARD") of the FRANKLIN TAX-ADVANTAGED HIGH YIELD SECURITIES FUND, the FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND, and the FRANKLIN TAX-ADVANTAGED U. S. GOVERNMENT SECURITIES FUND (each of which is referred to in this proxy statement as the "FUND"), California limited partnerships, calling a special meeting of each Fund to be held on April 18, 1997 (the "MEETING"). The proxy statement includes explanatory notes (in italics) that provide you with a simpler and more concise explanation of certain issues. While much of the information in the proxy statement is technical and is required by the various regulations that govern the Fund, we hope that the use of this format will be helpful to you.

The purpose of the Meeting is to consider a proposal that relates to your ownership of shares in the Fund. On January 14, 1997, the Board of each Fund approved a Plan of Dissolution and Complete Liquidation (the "PLAN") for the Fund, and recommended the adoption of the Plan by the Fund. The Plan, as more fully described in the attached proxy statement, was approved by the Board in order to adjust to changes in U.S. tax laws which are anticipated to take effect as to the Fund at the end of 1997.

The Plan sets forth a series of steps to liquidate the Fund and distribute the assets to you, the Fund's owners (the "PARTNERS"). For Partners outside the U.S., the Plan provides that Chase Bank and Trust Company (C. & I.) Limited, as your Liquidating Trustee, will receive and place your proceeds as provided in the Plan. An offshore investment vehicle will be available for the reinvestment of your liquidation proceeds under the Plan. This proxy statement describes the Plan, the reasons for the Plan, the effect on each Partner of the approval of the Plan, and the procedures which will be followed to implement the Plan and complete the distribution of assets under the Plan.

Please read the enclosed proxy statement carefully. It discusses this proposal in greater detail, and explains the reasons why your Managing General Partners recommend a vote FOR the proposal. The Fund is using Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist Partners in the voting process. As the date of the meeting approaches, if you haven't already voted, you may receive a telephone call from SCC reminding you to exercise your right to vote.



The Board asks that you take a moment to sign and return the proxy card in the enclosed envelope on which the postage has been prepaid if mailed in the U.S. or from some foreign countries. Your prompt attention in this matter benefits all Partners. The vote of each Partner is important to the Fund. On behalf of the Board, I thank you. I am confident you will give to these issues as you read the proxy statement and execute your proxy card.


                                        Sincerely,


                                        /s/Charles B. Johnson



                                        for the Managing General Partners

Special Note: If you hold partnership interests in more than one Partners Fund, or through more than one account, you will receive a separate proxy card for each. Please be sure to sign and return each proxy card regardless of how many you receive.

                               TABLE OF CONTENTS

 Notice of Special Meeting of Partners


 The Proxy Statement..........................................   1

 Proposal  - To approve or disapprove a Plan of Dissolution
  and Complete Liquidation to distribute the assets of the
  Fund and liquidate its business.............................   3

 Other Information............................................   8

  Exhibit A - Plan of Dissolution and Complete Liquidation....  10

  Exhibit B - Liquidating Trust Agreement.....................  13

  Exhibit C - Partner Alternatives............................  18



                     IMPORTANT INFORMATION FOR PARTNERS OF
                         THE FRANKLIN PARTNERS FUNDS(R)

               FRANKLIN TAX-ADVANTAGED HIGH YIELD SECURITIES FUND
                FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
            FRANKLIN TAX-ADVANTAGED U.S. GOVERNMENT SECURITIES FUND


This package includes a proxy statement, including exhibits, and your proxy card for a partners' meeting of each of the three Partners Funds listed above. The meetings have been called for April 18, 1997. The proxy card serves as your ballot, allowing you to vote on certain matters affecting your Fund. Please fill out and sign the proxy card, and return it in the enclosed envelope on which the postage has been prepaid if mailed in the U.S. or from some foreign countries. The persons named to cast your votes at the meeting will do so as you instruct on the card. If you simply sign and return the proxy card, your votes will be cast as described under "What are Partners being asked to vote on?"


By completing and signing the proxy card, and mailing it to your Fund, you reduce the possibility that the Fund will need to spend money to conduct additional or follow-up solicitations of Partners, which can be time-consuming and expensive for the Fund.

The Fund is requesting your vote on just one specific matter, relating to the liquidation of the Fund, which is recommended for the reasons described in the proxy statement.

* * *

Each of the three funds listed above (the "PARTNERS FUNDS") is organized as a California limited partnership under partnership agreements which are identical in all material respects. The same form of a Plan of Dissolution and Complete Liquidation, and a Liquidating Trust Agreement are being submitted to the Partners of each Partners Fund. UNLESS SPECIFICALLY NOTED, DESCRIPTIONS OF THE PROPOSALS AND THE FORMS OF DOCUMENTS SET FORTH IN THIS PROXY STATEMENT APPLY SEPARATELY, BUT IDENTICALLY, TO EACH FUND.


THE NOTICE BELOW IS THE FORMAL ANNOUNCEMENT OF A SPECIAL MEETING OF THE PARTNERS, AND SETS THE TIME AND LOCATION OF THE MEETING. IT ALSO SPECIFIES THE BUSINESS TO BE PRESENTED TO THE PARTNERS AT THE MEETING.

               FRANKLIN TAX-ADVANTAGED HIGH YIELD SECURITIES FUND
                FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
            FRANKLIN TAX-ADVANTAGED U. S. GOVERNMENT SECURITIES FUND

       NOTICE OF A SPECIAL MEETING OF PARTNERS TO BE HELD APRIL 18, 1997

To the Partners of Franklin Tax-Advantaged High Yield Securities Fund, Franklin Tax-Advantaged International Bond Fund and Franklin Tax-Advantaged U.S. Government Securities Fund:

Notice is hereby given that a special meeting (the "MEETING") of Partners (the "PARTNERS") of each of the Franklin Tax-Advantaged funds listed above (each referred to as the "FUND") will be held at the offices of the Fund, 777 Mariners Island Blvd., San Mateo, California 94404, on April 18, 1997, at 1:00 p.m. Pacific time for the following purposes:

    1. To approve or disapprove the adoption of a Plan of Dissolution and Complete Liquidation (the "PLAN") for the Fund, all as set forth in this proxy statement.

    2. To consider and act upon any other business (none being known to the Board as of the date of this Notice) which may legally come before the Meeting or any adjournment thereof.

Pursuant to the Fund's Agreement of Limited Partnership, the Board of Managing General Partners has fixed the close of business on February 18, 1997 as the record date for the determination of Partners entitled to notice of and to vote at the Meeting. Partners of record at that time will be entitled to vote at the Meeting or any adjournment thereof.

                              By Order of the Board of Managing General Partners

                              DEBORAH R. GATZEK
                              Secretary
                              San Mateo, California

Dated: March 5, 1997


All Partners are cordially invited to attend the Meeting in person. If you do not expect to attend the Meeting, please indicate your voting instructions on the proxy card, which is included with these materials. Please date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States ("U.S.") or from some foreign countries. In order to avoid the additional expense to the Fund of further solicitation, please mail in your executed proxy promptly.


THIS PROXY STATEMENT EXPLAINS THE BUSINESS WHICH IS EXPECTED TO BE CONSIDERED AT THE MEETING OF THE PARTNERS. IT DESCRIBES THE PURPOSE OF THE PROPOSAL AND THE REASONS FOR THE BOARD'S RECOMMENDATION. IT IS DESIGNED TO FURNISH PARTNERS WITH INFORMATION NECESSARY TO VOTE ON THE PROPOSAL.

               FRANKLIN TAX-ADVANTAGED HIGH YIELD SECURITIES FUND
                              ("HIGH YIELD FUND")

                FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
                          ("INTERNATIONAL BOND FUND")

            FRANKLIN TAX-ADVANTAGED U. S. GOVERNMENT SECURITIES FUND
                         ("GOVERNMENT SECURITIES FUND")

                           777 MARINERS ISLAND BLVD.
                                 P.O. BOX 7777
                            SAN MATEO, CA 94403-7777
                                 (415) 312-3000

                                PROXY STATEMENT

                           SPECIAL MEETING OF PARTNERS
                           TO BE HELD APRIL 18, 1997

o WHO IS ASKING FOR MY VOTE?


The Managing General Partners of the Partners Funds listed above (together or separately referred to hereafter as the "FUND" in this proxy statement) are responsible for overseeing the business of the Fund. They are asking you to vote on a proposal to liquidate the Fund and distribute its assets to you. The formal vote will be taken at a Special Meeting of Partners to be held at the offices of the Fund at 777 Mariners Island Blvd., San Mateo, California 94404 on April 18, 1997 at 1:00 p.m. Pacific time (the "MEETING") and at any or all adjournments thereof. It is expected that this proxy statement will be mailed to Partners on or about March 5, 1997.


o HOW DO I CAST MY VOTE?

You may vote in person at the Meeting, or by returning the enclosed proxy card in advance of the Meeting. You may revoke your previously granted proxy at any time before it is voted (1) by delivering a written notice to the Fund expressly revoking your proxy, (2) by signing and forwarding to the Fund a later-dated proxy, or (3) by attending the Meeting and casting your vote in person. If you have more than one account in the Fund, you will receive a separate proxy for each account, and you should complete and return each proxy you receive.


The Fund requests that broker-dealer firms, custodians, nominees and fiduciaries forward proxy material to the beneficial owners of the shares held of record for such persons. The Fund will reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by the Fund. In addition to solicitations by mail, some of the officers and employees of the Fund, the Fund's investment adviser, Franklin Advisers, Inc., and its affiliates, without any extra compensation, may conduct additional solicitations by telephone, telegraph or personal interviews. In addition, the investment adviser may bear costs of, or pay fees to, its affiliates or others in connection with delivery of this soliciting material to certain Partners located outside the United States ("U.S."). The Fund has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $5,918 and $10,440 for the High Yield Fund, $4,460 and $7,895 for the International Bond Fund, and $19,239 and $33,945 for the Government Securities Fund.


o HOW ARE PROXIES TO BE VOTED?

The proxyholders will vote all proxies received in accordance with the directions on each proxy. It is anticipated that, absent contrary instructions, the enclosed proxy will be voted for the approval of the Plan of Dissolution and Complete Liquidation. Proxy holders may also vote on such other business (none is known at this date) as may legally come before the Meeting.

Under relevant state law and the Fund's charter documents, abstentions and broker non-votes will be counted to determine whether a quorum is present at the Meeting, but will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.

Approval as to each Fund of Proposal 1 in this proxy statement requires the vote of a majority of the outstanding Shares of each Fund. If Partners holding less than a majority of the Shares of the Fund vote for the Plan of Dissolution and Complete Liquidation, it will not be approved. The Board will then determine what action, if any, to recommend to the Partners.

o WHO IS ELIGIBLE TO VOTE?

Only Partners of record at the close of business on February 18, 1997, are entitled to vote at the Meeting or any adjournment thereof. On that date, the number of partnership interests ("SHARES") were:


              FUND                                    SHARES

              High Yield Fund.................... 40,565,425.081
              International Bond Fund............  2,599,755.282
              Government Securities Fund......... 30,329,477.188

As of February 18, 1997, the principal shareholder of the High Yield Fund and the International Bond Fund, beneficial or of record, was First Commercial Bank, 30 Chung King South Rd., SEC Taipai, Taiwan who owned 203,228.313 Shares or 7.82% of the International Bond Fund and 8,551,400.626 Shares or 21.08% of the High Yield Fund.

To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding Shares of the Fund.



    PROPOSAL 1: TO APPROVE OR DISAPPROVE A PLAN OF DISSOLUTION AND COMPLETE LIQUIDATION FOR THE FUND (INCLUDING APPROVAL OF THE ACTIONS REQUIRED TO
                   IMPLEMENT THE PLAN AND EFFECT ITS PURPOSE)

O WHAT IS THE PURPOSE OF THIS PROPOSAL?

SUMMARY


Due to certain changes in U.S. tax laws, the Board recommends that Partners approve the liquidation of the Fund, and the distribution of the proceeds of the liquidation to the Partners. Partners who are U.S. citizens, or who are otherwise subject to U.S. taxation ("U.S. PARTNERS") may exchange their Shares into other Franklin Templeton Funds, however U.S. Partners who hold Shares at the effective date of the liquidation will be paid the cash value of their Shares.


The interests of all other Partners will be delivered, unless subject to some restriction, to a bank trustee outside the U.S. (the "LIQUIDATING TRUSTEE"). Absent other instructions from a Partner, the Liquidating Trustee will deliver non-U.S. investors' assets to a pooled investment vehicle outside the U.S. which will be selected in accordance with the plan of liquidation, though each Partner may elect to be paid the cash value of that Partner's assets held by the Liquidating Trustee. The pooled investment vehicles will have investment and tax characteristics which are similar to the Funds.

The Fund is a limited partnership organized under California law. As a partnership, the Fund is not subject to U.S. federal income tax, and its income is attributed directly to Partners. While partners of a partnership are subject to income taxation on such income, under U.S. income tax laws as presently in effect, a Partner who is not a citizen or legal resident of the U.S. and who does not conduct a trade or business in the U.S. (a "NON-U.S. INVESTOR") generally is not subject to U.S. federal income taxation or withholding requirements. Federal tax legislation which takes effect as to the Fund after 1997 subjects publicly traded partnerships, such as the Fund, to taxation as a corporation. To be relieved of taxation at the corporate level, the Fund would have to qualify as a traditional U.S. mutual fund. Dividends paid by the Fund would then be subject to withholding. As a result, the income received by Non-U.S. Investors will be affected, for the first time, by U.S.
income taxation.


The Managing General Partners of the Fund believe that this result is inconsistent with the purpose of the Fund and the intentions of the Partners. They have therefore considered what steps might be taken by the Fund to avoid these unintended results. The Board has concluded that liquidation of the Fund, and transfer out of the U.S. of assets owned by Non-U.S. Investors, would provide the fairest result for the Non-U.S. Investors. U.S. Partners, whose tax situation is not affected by this change in the tax laws, may exchange their Shares for shares of another Franklin Templeton Fund. While Non-U.S. Partners also have the right to exchange their Shares into another Franklin Templeton Fund, management of the Fund believes that an exchange into a fund with U.S. tax consequences is inconsistent with the nature of the investment choice made by Non-U.S. Partners who selected a fund organized as a partnership so that it would be free of such effects. Nevertheless, investors should consider any other investment factors which they deem to be significant to them.


To implement its decision, the Board has approved a Plan of Dissolution and Complete Liquidation (the "PLAN"). This Plan will distribute the assets of the Fund to the Partners and conclude the business of the Fund. The Plan seeks to safeguard the assets of each Partner, and to minimize the disruption of the investment plans of each Partner, by permitting the Partner to see to the reinvestment of such assets with a minimum of delay and expense.

o WHAT HAPPENS IF THE PROPOSAL IS APPROVED?

SUMMARY

If approved by the Partners, the Plan will authorize the Board to liquidate the Fund. This will be accomplished by delivering cash or securities which represent the Partners' proportionate share of the assets of the Fund. Following the distribution of all the assets, completion of the business of the Fund, and the discharge of all financial obligations of the Fund, the Managing General Partners will dissolve the Fund.

The value of a U.S. Partner's account will be sent to the Partner by the Fund promptly after the effective date set under the Plan. The assets of Non-U.S. Investors will be delivered on that date to a Liquidating Trustee outside of the U.S. appointed to act on behalf of, and as agent for, the Non-U.S. Investors. Except as directed by a specific Non-U.S. Investor, the Liquidating Trustee, acting on behalf of Non-U.S. Investors ("NON-U.S. PARTNERS"), will cause all assets delivered to it to be placed in a pooled investment vehicle selected in accordance with the Plan, with very similar investment and tax characteristics as the Funds, and in accordance with the recommendation of an independent investment adviser appointed under the Plan.

If approved by the Partners, the Plan will authorize the Board to execute and implement the liquidation of the Fund. It is presently expected that the actual liquidation of the Fund (the "LIQUIDATION DATE") will occur approximately 60 days after the Partners approve the Plan. In the period between approval of the plan and the actual distribution of assets from the Fund, the Board will finalize the arrangements to close up the Fund. Provision will be made to appoint the Liquidating Trustee and other agents required to safely conduct the liquidation, and the Fund and the Liquidating Trustee will identify the cash and other assets to be delivered to Partners.

The actual liquidation on the Liquidation Date will be accomplished by delivery of cash or securities which represent the Partners' proportionate share of the assets of the Fund. Following the distribution of all the assets, completion of the business of the Fund, and the discharge of all financial obligations of the Fund, the Managing General Partners will dissolve the Fund. Cash representing the interest of a U.S. Partner will be sent to the Partner by the Fund promptly after the effective date of the liquidation set under the Plan. The assets of Non-U.S. Partners will be delivered on that date to a Liquidating Trustee outside of the U.S. appointed to act on behalf of, and as agent for, the Non-U.S. Partners.

The Plan authorizes the Board to appoint the trustee to act as an agent of each Non-U.S. Partner to receive, protect, and transmit the assets of the Non-U.S. Partners. Under the terms of the Plan, the Board will execute, on behalf of the Fund and its Partners, a Liquidating Trust Agreement (the "TRUST AGREEMENT") appointing a qualified bank outside the U.S. to serve as the Liquidating Trustee. The Trust Agreement also authorizes the Liquidating Trustee to appoint an investment counsel to advise the Liquidating Trustee with respect to the proper disposition, from an investment perspective of the assets of Non-U.S. Partners which are delivered to the trustee, and to recommend pooled investment vehicles with similar investment and tax characteristics.

Upon approval of the Plan, the Board proposes to execute the Trust Agreement with The Chase Bank and Trust Company (C. & I.) Limited, a bank organized and existing under the laws of the State of New York. The Liquidating Trustee will hold such assets outside the U.S. in the English Channel Island of Jersey. The Liquidating Trustee has indicated its intention to act under the Trust Agreement to appoint as its independent investment adviser the firm of Broker Financial Services PLC (the "INDEPENDENT ADVISER") an adviser organized and existing under the laws of the United Kingdom.

O WHAT WILL I RECEIVE WHEN THE FUND IS LIQUIDATED?

SUMMARY

The Plan provides that each U.S. Partner holding shares of the Fund on the Liquidation Date will be paid the value of the shares in cash by the Fund. Other shareholders (Non-U.S. Partners) who do not elect to receive cash will have the value of their account placed with a pooled investment vehicle with similar investment and tax characteristics. A description of the procedures for, and effects of, the liquidation is included in a "Question and Answer" format in Exhibit C to this proxy statement.

U.S. Partners

Due to limitations under U.S. securities laws, U.S. Partners generally are not eligible to acquire shares of pooled investment vehicles which operate outside the U.S. and are available to non-U.S. investors. In addition, such investments would not offer to U.S. Partners any tax benefit under U.S. tax laws.


Thus, a Partner subject to U.S. tax and securities laws should consider whether an exchange into another Franklin Templeton Fund in the U.S. would serve to advance the investment goals of the Partner. If so, an exchange can be arranged prior to the Liquidation Date. The Board has arranged with the Boards of Directors/Trustees of the other Franklin Templeton Funds to permit net asset value exchanges from the Fund into such other funds so that Partners will not incur any sales charge or exchange fee for the transfer of the Partner's assets from the Fund.


Non-U.S. Partners

The terms of the Plan and the Trust Agreement provide that, in the absence of instructions to the contrary from a Non-U.S. Partner, the Liquidating Trustee will deliver the assets to a suitable pooled investment vehicle with objectives, policies, and other relevant factors similar to those of the Fund. The Liquidating Trustee will obtain advice from the Independent Adviser as to the appropriate investment vehicle to accomplish the goal set by the Plan.

Upon receipt of the advice of the Independent Adviser, the Liquidating Trustee will notify each affected Non-U.S. Partner of the proposed disposition of the assets of those Partners. Except as directed by a specific Non-U.S. Partner, the Liquidating Trustee will cause assets delivered to it to be placed in the pooled investment vehicle selected in accordance with the Plan and the recommendation of the Independent Adviser.

The Fund may seek to minimize the cost to the Fund of selling portfolio securities to raise cash for delivery to the Liquidating Trustee. To this end, the Liquidating Trustee will determine whether, and to what extent, a pooled investment vehicle will accept "in kind" purchases. An "in kind" purchase is one in which the Liquidating Trustee would acquire shares of another investment vehicle in exchange for securities instead of cash. If a pooled investment selected by the Independent Adviser has an investment objective and portfolio similar to the Fund, it may save on the cost of acquiring portfolio securities by accepting securities it would otherwise acquire. If an "in kind" purchase is possible, the Fund will deliver to the Liquidating Trustee portfolio securities with an aggregate value equal to the value of the assets allocable to the Partners participating in such investment. The Liquidating Trustee would then deliver those securities to the pooled investment vehicle in payment for the shares of that vehicle being acquired by the Non-U.S.
Partners owning such assets.

Restricted Accounts

Assets held in certain shareholder accounts in the Fund which are restricted by controls under applicable laws, orders, or contractual obligations may not be permitted to be transferred out of the U.S. Assets held in such accounts will be treated in accordance with the laws applicable to the account. In order to assure that the account benefits from investment supervision pending its disposition, the Fund will deliver such assets by exchange to a U.S. money market fund. No fee or charges will be assessed in connection with that exchange, but the investment will be subject to the normal expenses connected with the operation of the money market fund, and will remain subject to any applicable U.S. tax laws. See Exhibit C for additional details concerning the treatment of restricted accounts.

O WHAT IS THE TAX CONSEQUENCE OF THE LIQUIDATION?

SUMMARY

EACH PARTNER SHOULD CONSULT A TAX ADVISOR FOR SPECIFIC ADVICE RELATING TO THE EFFECT OF THE TRANSACTION ON THAT PARTNER.

The liquidation of the Fund, and payment to a U.S. Partner of the cash value of Shares, is a taxable event which may result in gain or loss to the Partner under U.S. tax laws. The disposition of Shares in the Fund by a Non-U.S. Partner as part of the Plan, though not subject to taxation under U.S. tax laws, may constitute a disposition of Shares of the Fund for tax purposes under other tax laws to which the Non-U.S. Partner is subject. The Fund has obtained a ruling from the U.S. Internal Revenue Service concerning the treatment of the transaction with respect to certain excise tax provisions under U.S. tax laws. Each Partner may wish to obtain independent advice regarding the tax consequences to the Partner under applicable tax laws of disposing of the Shares of the Fund based on the Partner's own particular circumstances.


On a recent day, the International Bond Fund had net unrealized appreciation of about $872,000, the High Yield Fund had net unrealized appreciation of about $19,000,000 and the Government Securities Fund had net unrealized depreciation of about $4,000,000. However, because the value of each Fund's portfolio securities fluctuates, we are unable to predict the future amount of appreciation or depreciation to be realized by each Fund, or the resultant gain or loss to be distributed to Partners, on the date of liquidation.


O WHEN WILL I RECEIVE INFORMATION ABOUT THE POOLED INVESTMENT?

SUMMARY

THE PLAN PROVIDES THAT EACH NON-U.S. PARTNER WHO DOES NOT ELECT TO RECEIVE CASH WILL RECEIVE SHARES OF A POOLED INVESTMENT ENTITY WITH VERY SIMILAR INVESTMENT AND TAX CHARACTERISTICS ON THE LIQUIDATION DATE. INFORMATION ABOUT THAT ENTITY WILL BE SENT TO EACH AFFECTED NON-U.S. PARTNER WHEN A DETERMINATION HAS BEEN MADE BY THE LIQUIDATING TRUSTEE AND THE INDEPENDENT ADVISER.

Upon approval of the Plan by the Partners, the Board will appoint the Liquidating Trustee, which will then retain the Independent Adviser. As soon as possible, the Liquidating Trustee will make a report to Non-U.S. Partners on the Independent Adviser's decision. The Board has authorized the Liquidating Trustee to consider, among other investment choices, investment vehicles advised by affiliates of the Fund's adviser. These include a series of the Templeton Global Strategy Funds, an investment vehicle organized as a "SICAV" under the laws of the Grand-Duchy of Luxembourg, which has an investment objective similar to the Fund and uses investment techniques which are also comparable.

O WHY DID THE BOARD APPROVE THE PROPOSAL?

SUMMARY

THE PLAN WILL LEAD TO LIQUIDATION OF THE FUND. THIS WAS DETERMINED BY THE BOARD TO BE THE MOST APPROPRIATE WAY TO ASSURE THAT THE ORIGINAL PURPOSES OF THE PARTNERS IN INVESTING IN THE FUND WERE ACCOMPLISHED.

Board Consideration

In approving the Plan, the Managing General Partners determined, in the exercise of their business judgment and in light of their fiduciary duties under relevant state law and the Investment Company Act of 1940 (the "1940 ACT") that, based upon the material considered by them, the consequences of the changes in U.S. tax laws could be significant to the Fund and its Partners, and the Plan is reasonably likely to benefit the Fund and its Partners. The Managing General Partners considered various factors relevant to the situation, including: the nature of the changes in U.S. tax laws, the original investment intent of Non-U.S. Partners who invested in the Fund, and other factors which make implementation of the Plan necessary and appropriate. The Board also considered the way in which the Plan would address those circumstances, including the nature and potential amount of the expenditures; the relationship of such expenditures to the overall benefits to the Partners; the nature of the anticipated benefits to Partners; the merits of possible alternative plans; and the history of the Fund. The Board of Managing General Partners also placed importance on the fact that the Liquidating Trustee and the Independent Adviser would be able to safeguard the assets of the Partners and act in accordance with instructions from Partners.

                                 OTHER MATTERS

The Board does not intend to bring any matters before the Meeting other than Proposal 1 and is not aware of any other matter to be brought before the Meeting by others. If any other matters do legally come before the Meeting, the proxyholders will use their best judgment in voting on such matters.

In the event that sufficient votes in favor of the proposal set forth in the Notice of the Meeting are not received by the date of the Meeting, the proxy holders may propose one or more adjournments of the Meeting for a period or periods of not more than 45 days in the aggregate. This will permit further solicitation of proxies, even though a quorum is present. Any adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Meeting to be adjourned. Proxies voting in opposition to Proposal 1 will be voted against such an adjournment. The costs of any such additional solicitation and of any adjourned session are paid by the Fund.


                               OTHER INFORMATION

The Manager

Franklin Advisers, Inc. ("ADVISERS"), whose principal address is 777 Mariners Island Blvd., San Mateo, California 94404, has served as the investment manager of the International Bond Fund under a management agreement dated June 9, 1990, and of the Government Securities Fund and the High Yield Fund under separate management agreements dated May 4, 1987, (the "MANAGEMENT AGREEMENTS"). The Management Agreements were last reviewed and approved for continuance by the Managing General Partners, including a majority of the Managing General Partners who are not interested persons (as defined in the 1940 Act), at a meeting called for such purpose on February 18, 1997. Advisers is registered as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of Franklin Resources, Inc. ("RESOURCES"), a publicly owned holding company, whose principal address is 777 Mariners Island Blvd., San Mateo, California 94404. Advisers and its affiliates act as investment manager or administrator to 62 U.S. registered investment companies (171 separate series) with aggregate assets of over $179.6 billion.

Charles B. Johnson is Chairman of the Board of Advisers and Rupert H. Johnson, Jr. is President and Director of Advisers. Charles B. Johnson and Rupert H. Johnson, Jr. beneficially own approximately 19% and 15%, respectively, of Resources' outstanding voting securities, whose shares are traded on the New York Stock Exchange. The business address of each officer and director of Advisers is the office of Advisers stated above.

The Subadvisor

Under an agreement with Advisers, Templeton Investment Counsel, Inc. ("TICI"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, acts as subadvisor to the International Bond Fund. TICI is an indirect wholly-owned subsidiary of Resources.

The Administrator

Under an agreement with Advisers, Franklin Templeton Services, Inc. ("FT SERVICES"), whose principal address is also 777 Mariners Island Blvd., San Mateo, California 94404, provides certain administrative services and facilities for the Funds. FT Services is a wholly-owned subsidiary of Resources.

The Principal Underwriter


Franklin/Templeton Distributors, Inc. ("FTDI"), whose principal address is also 777 Mariners Island Blvd., San Mateo, California 94404, is the Fund's principal underwriter and a wholly-owned subsidiary of Resources. FTDI is a member of the National Association of Securities Dealers, Inc. and as such, may be able to obtain certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio security tendered by the Fund will be tendered through FTDI if it is legally permissible to do so. In turn, the next management fee payments to Advisers under the Management Agreements will be reduced by the amount of any fees received by FTDI in cash, less any costs and expenses incurred in connection therewith.


Partner Proposals

The Meeting is a special meeting of Partners. The Fund is not required to, nor does it intend to, hold regular annual meetings of its Partners. If the proposal to liquidate the Fund is not approved or implemented, any Partner who wishes to submit a proposal for consideration at the next meeting of Partners, when and if such a meeting is called, should submit such proposal promptly to the Fund.

Reports to Partners and Financial Statements

The Annual Report to Partners of the Fund, including financial statements of the Fund for the fiscal year ended December 31, 1996 will be mailed to all Partners. PARTNERS MAY OBTAIN A COPY OF THE ANNUAL REPORT FREE OF CHARGE BY WRITING THE FUND AT THE ADDRESS ABOVE, OR BY CALLING 1-800/DIAL BEN.

                                        Respectfully Submitted,

                                        DEBORAH R. GATZEK
                                        Secretary


Dated: March 5, 1997


San Mateo, California

PARTNERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. WHERE SHARES ARE HELD JOINTLY, ALL SIGNATURES ARE REQUIRED.


EXHIBIT A


The same form of a PLAN OF DISSOLUTION AND COMPLETE LIQUIDATION is being submitted to the Partners of each Partners Fund. EXCEPT AS TO FUND NAME AND THE DATE OF THE PARTNERSHIP AGREEMENT, THE FORM OF THE DOCUMENT SET FORTH BELOW IS IDENTICAL FOR EACH FUND. The liquidating trust agreement referred to in this Plan appears as Exhibit B to this proxy statement.


            FRANKLIN TAX-ADVANTAGED U.S. GOVERNMENT SECURITIES FUND

                  PLAN OF DISSOLUTION AND COMPLETE LIQUIDATION


   l. Upon the adoption of this Plan of Dissolution and Complete Liquidation (hereinafter, the "Plan"), Franklin Tax-Advantaged U.S. Government Securities Fund, a California limited partnership (hereinafter, the "Partnership"), shall suspend sale of its shares and shall proceed to wind up its affairs. On the Liquidation Date (as hereinafter defined), the Partnership will cease the active trading of its investment portfolio and will distribute in complete liquidation all of its assets as herein provided, less a reserve deemed necessary by the Managing General Partners to be set aside for payment and discharge of all of the Partnership's debts and liabilities and the estimated expenses of the Partnership arising hereunder (hereinafter, the "Reserve"). The Liquidation Date shall mean that date on or about , _______________, 1997, as determined by the Managing General Partners. Any reference to Partners herein shall mean those Partners of record of the Partnership on the Liquidation Date. Terms not defined herein shall have the same meaning as used in the Franklin Tax-Advantaged U.S. Government Securities Fund Limited Partnership Agreement, dated May 1, 1987, as amended (hereinafter, the "Partnership Agreement").


   2. The Managing General Partners of the Partnership are authorized and directed to apply the assets of the Partnership in complete liquidation and, in furtherance thereof, shall:

      (a) As soon as practicable following the adoption of this Plan, and prior to the Liquidation Date, enter into an agreement of trust to be known as the "Franklin Tax-Advantaged U.S. Government Securities Fund Liquidating Trust Agreement" (hereinafter, the "Liquidating Trust Agreement") with Chase Bank & Trust Company (C. & I.) Limited, a corporation organized under the laws of the State of New York, (hereinafter called the "Liquidating Trustee"), in the form attached hereto as Exhibit A, the trust thereby established to be referred to herein as the "Liquidating Trust." The Liquidating Trust shall be established for the sole purpose of facilitating the dissolution and complete liquidation of the Partnership in such a manner as to permit the Partners, other than Partners who are U.S. citizens, residents, corporations, partnerships, estates or trusts ("Non-U.S. Partners") to receive or apply their interests in the Partnership in accordance with the designated options or instructions of each Non-U.S. Partner, as set forth in paragraph 3, below.

      (b) To the extent necessary, consummate from time-to-time sales of the Partnership's assets to effectuate this Plan in the manner herein provided.

      (c) On the Liquidation Date, distribute all of the assets of the Partnership, less the Reserve, to the Partners in complete liquidation of their respective interests in the Partnership, as follows: (i) cash to all Partners other than Non-U.S. Partners, and (ii) in-kind to the Non-U.S. Partners by delivery of the remaining assets of the Partnership, less the Reserve, to the Liquidating Trustee.

      (d) Pay and discharge or make provisions for all of the debts and liabilities of the Partnership and estimated expenses of the Partnership arising hereunder in connection with the dissolution and complete liquidation of the Partnership.

   3. Promptly following the establishment of the Liquidating Trust, the Liquidating Trustee is directed under the terms of the Liquidating Trust to prepare and forward to each Non-U.S. Partner, by mail or other appropriate delivery service, a letter stating that each Non-U.S. Partner has approximately 60 days to deliver to the Liquidating Trustee such Non-U.S. Partner's designation of one of the following options for receiving his, her or its proportionate share of the Liquidating Trust's assets:

         (I) interests in or shares of a pooled investment entity acquired by an in-kind purchase with a net asset value equivalent to the value of the Non-U.S. Partner's interest in the Liquidating Trust; or

         (II)     all cash.

A Non-U.S. Partner who fails to timely designate his, her or its option to the Liquidating Trustee in the manner specified in the Liquidating Trustee's letter will be deemed to have selected the option of receiving interests in or shares of a pooled investment entity through an in-kind purchase thereof (option I).

   4. The Partnership Agreement shall be deemed to be amended to the extent necessary to permit the dissolution and complete liquidation of the Partnership and the distribution of its assets to its Partners to proceed in the manner set forth in this Plan.

   5. The Managing General Partners, acting by a majority vote or consent, are authorized, empowered and directed to appoint a successor Liquidating Trustee upon the liquidation, dissolution, termination, resignation, or inability to act of the Liquidating Trustee.

   6. The Managing General Partners shall timely file, or cause to be filed, any U.S. federal, state or local income tax return or other information returns and reports that are required to be filed.

   7. The Managing General Partners of the Partnership are authorized, empowered, and directed to execute and file all such other documents and take such other actions which they deem necessary or advisable to carry out the purposes and intentions of the Plan and to comply with all applicable laws and regulations in connection therewith, including without limitations the termination of any registrations of the Partnership under federal or state securities laws.

   8. This Plan and all liquidating distributions to Partners incident thereto shall be completed by no later than December 31, 1997.

   9. Upon the completion of the distribution of the Partnership's assets and the termination of the Partnership, the Managing General Partners shall cause the Certificate of Limited Partnership of the Partnership to be canceled and take such other actions as may be necessary to legally terminate the Partnership.


                                  CERTIFICATE


      The undersigned hereby certifies that he/she is a Managing General Partner of the Franklin Tax-Advantaged U.S. Government Securities Fund, a California limited partnership; that the foregoing is a full, true and correct copy of the Plan of Dissolution and Complete Liquidation approved and adopted by the general and limited Partners of Franklin Tax-Advantaged U.S. Government Securities Fund, on _______________, 1997, which Plan has not been amended and is in full force and effect as of the date hereof.


Dated:__________________             _____________________________

                                               signature


                                   EXHIBIT B

The same form of LIQUIDATING TRUST AGREEMENT is being submitted to each Partners Fund. EXCEPT AS TO FUND NAME, THE FORM OF THE DOCUMENT SET FORTH BELOW IS IDENTICAL FOR EACH FUND. The schedules to be attached to this agreement upon its execution (List of Non-U.S. Partners, List of Assets, and Form of Trustee Letter, as of such date) will be prepared in advance of the liquidation.

FRANKLIN TAX-ADVANTAGED U.S. GOVERNMENT SECURITIES FUND

LIQUIDATING TRUST AGREEMENT


      This FRANKLIN TAX-ADVANTAGED U.S. GOVERNMENT SECURITIES FUND LIQUIDATING TRUST AGREEMENT is made this ______ day of _______________, 1997, by and among the Franklin Tax-Advantaged U.S. Government Securities Fund, a California Limited Partnership ("Partnership"), the partners of the Partnership identified on Schedule "A" attached hereto (the "Non-U.S. Partners"), and the Chase Bank & Trust Company (C. & I.) Limited, a corporation organized and existing under the laws of the State of New York, the "Trustee" for the benefit of the Non-U.S. Partners.

      WHEREAS, on _______________, 1997, the partners of record of the Partnership adopted, at a meeting of partners called for this purpose, a Plan of Dissolution and Complete Liquidation (the "Plan") pursuant to Section 12.1(f) of the Partnership's Agreement of Limited Partnership, providing for the dissolution and distribution in complete liquidation of the assets of the Partnership; and

      WHEREAS, the Plan provides for the establishment of a liquidating trust to be called "Franklin Tax-Advantaged U.S. Government Securities Fund Liquidating Trust" (the "Trust") for the purposes of facilitating the complete liquidation of the Partnership on or about _______________, 1997, (the "Liquidation Date") in such a manner as to permit all Non-U.S. Partners to dispose of their interests in the Partnership in a manner chosen by each Non-U.S. Partner; and


      WHEREAS, the Partnership on the Liquidation Date desires to transfer to the Trustee for the benefit of the Non U.S. Partners their pro rata share of the assets of the Partnership, reduced by the Non U.S. Partners' pro rata share of any reserve established by the Partnership for liabilities and estimated expenses, which assets together with such other property that is added by the Partnership shall be described on Schedule "B" attached hereto (collectively, the assets described on Schedule "B" are referred to as the "Assets"); and

      WHEREAS, the Trustee agrees to hold for the account of each Non-U.S. Partner and to distribute on the Liquidation Date, or as promptly as possible thereafter, to each such Non-U.S. Partner pursuant to that Non-U.S. Partner's designated option his, her or its proportionate share of the assets of the Trust, subject to the retention of a reasonable reserve as determined in the sole discretion of the Trustee for the payment of any expenses or liabilities associated with the administration of this Trust.

      NOW, THEREFORE, in consideration of the above premises, and intending to be legally bound, the Partnership hereby transfers to the Trustee for the benefit of the Non-U.S. Partners the Assets listed on Schedule "B" attached hereto, as may be added to from time to time.

      It is the intention of the parties that the Trust shall acquire title to the Assets as liquidating distributions in complete liquidation of the Non-U.S. Partners' respective interests in the Partnership. The Non-U.S. Partners agree that, as a matter of practical convenience, the Partnership has transferred such Assets directly to the Trustee, rather than to the Non-U.S. Partners and then by them to the Trustee, but that such transfer is not to be considered in substance or legal effect a direct transfer of the Assets to the Trustee by the Partnership, but is in substance and legal effect a transfer from the Partnership to the Non-U.S.
Partners and from them to the Trustee.

      The Trustee shall hold said Assets and the proceeds thereof, together with such other property that is added to Schedule "B" and apply the same and the net income therefrom upon the Trust herein set forth as follows:

   1. PURPOSE OF THE TRUST. This Trust is established and the Trustee hereunder appointed in order to facilitate the dissolution and complete liquidation of the Partnership in such a manner as to permit Non-U.S. Partners to receive or apply their interests in the Partnership in accordance with the designated option or instructions of each Non-U.S. Partner, as contemplated by the Plan. Anything herein to the contrary notwithstanding, under no circumstances shall the Trust, or the Trustee acting on behalf of the Trust, have the power to engage in any trade or business for the Trust, nor in any other activity except as necessary to complete the orderly distribution of the assets of the Trust.

   2. DUTIES OF THE TRUSTEE. The Trustee shall:

      (a) Engage a custodian bank (the "Custodian") to hold all rights, title and interest in and to the assets of the Trust and the income thereon on behalf of the Trust.

      (b) Promptly following the adoption of the Plan, prepare and forward to each Non-U.S. Partner, by mail or other appropriate delivery service, a Trustee letter, in the form attached hereto as Schedule "C," stating that each Non-U.S. Partner has approximately 60 days to deliver to the Trustee or its agent such Non-U.S. Partner's designation of one of the following options for receiving his, her or its proportionate share of the Trust's assets:

     (i) interests in or shares of a pooled investment entity acquired by an in-kind purchase with a net asset value equivalent to the Non-U.S. Partner's interest in the Trust; or

     (ii) all cash; or

A Non-U.S. Partner who fails to timely designate his, her or its option to the Trustee or its agent in the manner specified in the Trustee's letter will be deemed to have selected the option of receiving shares representing an in-kind purchase of an interest in a pooled investment entity (option I), which shall be registered in the name of the respective Non-U.S. Partner.

      (c) Promptly following the close of the approximately 60-day period for Non-U.S. Partners to designate to the Trustee their options for receiving their proportionate share of the Trust's assets, convey the options designated to the Partnership so that the Partnership can convert a sufficient amount of Partnership securities to cash based upon the options designated.

      (d) Instruct the Custodian to receive on the Liquidation Date and disburse as directed by the Trustee the Trust's assets, reduced by any reserve established by the Trustee for liabilities and estimated expenses, in the manner directed by the Trustee or an agent designated by the Trustee based upon each Non-U.S. Partner's designated option.

      (e) Pay any expenses or liabilities arising hereunder in connection with the administration of the Trust out of the assets of the Trust.

      (f) Timely file, or cause to be filed, any income tax return or other information returns and reports that are required to be filed on behalf of the Trust.

   3. POWERS OF THE TRUSTEE. Among the other powers stated or implied herein, in connection with the administration of this Trust, the Trustee, in its fiduciary capacity, shall have and exercise the following powers, authority and discretion:

      (a) To retain any funds or other property received as liquidating distributions from the Partnership and income thereon, to pay any expenses of the Trust, including its own fees and expenses incurred in connection herewith.

      (b) To maintain any cash not available for distribution to Non-U.S. Partners in demand and time deposits in banks or savings institutions, or in short-term certificates of deposit.

      (c) To keep any cash held in reserve in a bank or banks uninvested for reasonable periods if deemed advisable.

      (d) To receive, hold, maintain, grant, sell, convey, release, assign or otherwise transfer legal title to any of the Trust's assets.

      (e)   To register the Trust's assets in the name of a nominee.

      (f) To employ an investment counsel, agent, attorney, custodian, administrator, or accountant if deemed advisable, and to pay out of the assets of the Trust to such investment counsel, agent, attorney, custodian, administrator, or accountant reasonable compensation for services rendered.

      (g) To compromise, adjust, arbitrate, sue on or defend, or abandon or otherwise deal with and settle claims in favor of or against this Trust as the Trustee deems appropriate without the necessity of obtaining court approval.

   4. DESIGNATION OF AGENTS. The Trustee may designate one or more officers, employees, agents or other appointees to conduct the day-to-day affairs of the Trust.

   5. VALUATION OF ASSETS. In carrying out its duties hereunder, the Trustee, or its agents and designees, shall value the assets of the Trust and any other property as may be required in accordance with the following procedures:

      (a) Assets received by the Trust from the Partnership shall be valued on the books of the Trust at the current value of such Assets determined by the Partnership in accordance with the terms of applicable laws and regulations, and any provisions with respect thereto in the prospectus of the Partnership.

      (b) When shares of a security are purchased by the Trustee as agent for a beneficiary from a pooled investment entity which issues its shares at net asset value in distribution of the value of the shareholder's interest in the Trust, the shares purchased shall be valued by the Trustee at the net asset value per share of such security when issued by the issuer thereof so long as such shares are issued at a value determined in accordance with the standards for such valuation and issuance set forth in the prospectus or offering document for such shares.

      (c) When, on behalf of a beneficiary of the Trust, the Trustee delivers assets derived from the liquidation of the Partnership to an issuer of shares of a pooled investment vehicle in payment for shares of such entity, then the assets so delivered shall be valued by the Trustee:

     (i) at the value of such assets as delivered by the Partnership to the Trustee, if the Trustee delivers out such assets on the day they are received from the Partnership, or

         (ii) at a value for such assets computed by the Trustee or its agent in the same manner and on the same basis as such assets would then be valued by the Partnership on the valuation date if the Partnership continued to operate at such date.

      (d) Cash and cash items received or distributed by the Trust shall be recorded on the records of the Trust at their actual monetary value.

     (e) All values shall be stated and recorded in U.S. dollars determined in accordance with applicable accounting standards.

   6. TERMINATION OF THE TRUST. This Trust shall terminate upon the earlier of
(i) disbursement to, or for the account of, the Non-U.S. Partners of all of the Trust's assets in accordance with each Non-U.S. Partner's designated option, or
(ii) December 31, 1997.

   7. IRREVOCABLE TRANSFER OF ASSETS. No Asset transferred to this Trust by the Partnership on behalf of the Non-U.S. Partners shall be transferred back to the Partnership by the Trust under any circumstances. It is intended that the transfers to this Trust shall constitute a complete and irrevocable divestment of the Assets in complete liquidation of the Non-U.S. Partners' respective interests in the Partnership.

     8. ASSIGNMENT OF BENEFICIAL INTEREST IN THE TRUST. No Non-U.S. Partner shall have any right to withdraw any portion of his, her or its share of the Trust, or to sell, transfer or otherwise dispose of or in any way encumber his, her or its interest in the Trust.

     9. LIABILITY OF TRUSTEE. The Partnership and the Non-U.S. Partners hereby release and discharge the Trustee and its successors of and from all liability for any acts of omission or commission so long as the Trustee acts in good faith unless such liability arises by virtue of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of its office. Furthermore, the Trustee shall not be liable for any acts or omissions of any investment counsel, agent, attorney, custodian, or accountant elected or appointed by or acting for the Trustee if such investment counsel, agent, attorney, custodian, or accountant is selected with reasonable care.

     10. INDEMNIFICATION OF TRUSTEE. The Trustee shall be indemnified by and receive reimbursement from the Trust's assets against and from any and all loss, liability, expense or damage that the Trustee may incur or sustain, in the exercise and performance of any of the powers and duties of the Trustee under this Trust, unless such liability arises by virtue of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of its office.

     11. APPOINTMENT OF SUCCESSOR. Pursuant to the Plan, the managing general partners of the Partnership, acting by a majority vote or consent, shall appoint a successor Trustee upon the liquidation, dissolution, termination, resignation, or inability to act of the Trustee. Any such successor Trustee shall execute a written consent to act as Trustee under the terms of this Trust. Any successor Trustee shall have all powers of the original Trustee.

     12. BONDING. No bond shall be required of the Trustee herein named or any substitute Trustee appointed in any manner herein provided.

     13. GOVERNING LAW. Questions pertaining to the construction and administration of this Trust shall be determined in accordance with substantive laws of Jersey.

     14. AMENDMENT OF TRUST. This Trust may be amended (i) prior to the Liquidation Date by the affirmative vote of the partners then holding a majority of interest in the assets of the Partnership held by all partners, and (ii) following the Liquidation Date by the affirmative vote of the Non-U.S. Partners then holding a majority of interest in the assets of the Trust; provided, however, that the duties, powers, and liabilities of the Trustee shall not be changed without the Trustee's prior written consent.

     15. BINDING EFFECT. This Trust shall be binding upon the respective parties hereto, their successors, heirs, executors, administrators, and assigns.

     16. SEVERABLE PROVISIONS. It is the Non-U.S. Partners' and the Partnership's intent that this Trust shall constitute a grantor trust within the meaning of subpart E of the Internal Revenue Code of 1986, as amended. Anything herein to the contrary notwithstanding, any provision of this Trust which causes this Trust to fail to so qualify, shall be severed and considered null and void and the remaining provisions of this Trust shall have full force and effect.

     17. COUNTERPARTS. This Agreement may by executed in any number of counterparts each of which shall be deemed to be an original. All signatures need not appear on the same copy hereof.

   IN WITNESS WHEREOF, the parties hereto have placed their hands and seals the day and year first above written.

                                        FRANKLIN TAX ADVANTAGED
                                        U.S. GOVERNMENT SECURITIES FUND

Witness:_______________________________ By:_______________________________

The Trustee hereby accepts this Trust:

THE CHASE BANK & TRUST COMPANY (C. & I.) LIMITED

Witness:_______________________________ By:_______________________________


                                   EXHIBIT C

               FRANKLIN TAX-ADVANTAGED HIGH YIELD SECURITIES FUND
                FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
            FRANKLIN TAX-ADVANTAGED U. S. GOVERNMENT SECURITIES FUND

                              PARTNER ALTERNATIVES

SUMMARY


THE PLAN WILL AFFECT PARTNERS LOCATED IN DIFFERENT COUNTRIES, OR WITH DIFFERENT FORMS OF ACCOUNT, IN DIFFERENT WAYS. THE FOLLOWING INFORMATION HAS BEEN PREPARED SO THAT EACH PARTNER CAN IDENTIFY THE EFFECT ON THAT PARTNER OF THE APPROVAL OF THE PLAN. PLEASE REFER TO THE TABLE BELOW TO IDENTIFY THE ALTERNATIVES AFFECTING YOU. IF YOU HAVE A SPECIFIC QUESTION ABOUT THE AFFECT ON YOUR SHARES OF THE APPROVAL OF THE PLAN, OR THE ALTERNATIVES AVAILABLE TO YOU IN CONNECTION WITH THE PLAN, THEN YOU SHOULD CONTACT THE FUND AT 1-800-632-2350, EXTENSION 56410.


          COUNTRY OF RESIDENCE FOR YOUR ACCOUNT   SEE QUESTION NUMBER:

          U.S. Partners.................................  1
          Non-U.S. Partners.............................  2

          TYPE OF ACCOUNT

          Uniform Gifts to Minors Accounts..............  3
          Margin Accounts...............................  4
          "Transfer on Death" accounts..................  5
          Pledged or restricted accounts................  6


          Shares of Partners who do not respond before
           the liquidation..............................  7


Question number 1:  How will the approval of the Plan affect me as a U.S.
Partner?

Answer: A Partner in the Fund who is a citizen or legal resident of the U.S., and who is subject to U.S. federal income tax laws, would not be required to remove, or benefit from the removal of, assets out of the U.S. for delivery to a foreign Liquidating Trustee. The full net asset value of Shares held by a U.S. Partner on the date of Liquidation of the Fund under the Plan will be paid in cash to the Partner. No further action will be required for you to receive this payment of the full value of your account.


     A U.S. Partner who does not wish to liquidate the Franklin account at this time may arrange, IN ADVANCE OF THE LIQUIDATION, to have the Shares exchanged into another Franklin Templeton Fund without the payment of any sales charge or exchange fee. For further information about this Exchange privilege, please contact a customer service representative at 1-800-632-2350, extension 56410.


Question number 2: How will the approval of the Plan affect me as a Non-U.S. Partner?

Answer:   A Partner in the Fund who is not a citizen or legal resident of the
U.S., and who is not subject to its tax laws, would benefit from removing assets from the U.S. by delivery to a foreign Liquidating Trustee.

     If the Plan is approved, the full net asset value of Shares held by a Non-U.S. Partner on the date of liquidation will be delivered to the Liquidating Trustee, and the Liquidating Trustee will receive the assets as a fiduciary for the Partner.

     The Liquidating Trustee will deliver each Partner's assets in accordance with the Plan and the instructions of that Partner. The Liquidating Trustee will seek to identify a pooled investment vehicle similar to the Fund, and will invest the assets held by it in that vehicle. The Liquidating Trustee will retain an independent investment adviser to advise it concerning the selection of the pooled vehicle. The independent adviser will be authorized to consider any suitable vehicle, including investment vehicles affiliated with the adviser to the Fund, and the Fund's Adviser will provide information concerning such affiliated vehicles to the independent adviser. The independent adviser will not be affiliated with the Fund or the Adviser, and will not be obligated to select any particular entity.

     Except as otherwise instructed by a Partner, assets held by the Liquidating Trustee will be delivered to the selected vehicle for registration in the name of each Partner. A Partner may direct that the Trustee pay the value of the Partner's account to the Partner in cash. In the absence of such a direction, no further action will be required for the Trustee to deliver the full value of your account to the pooled vehicle recommended by the independent adviser.

     Due to certain differences between the manner in which assets are registered in the U.S. and in other countries, certain accounts may be subject to additional conditions required to correctly protect the rights of the Partner. Furthermore, accounts which are subject to legal or contractual limitations will be protected in accordance with such limitations. See questions 3 through 6 below.

Question number 3: How will the approval of the Plan affect Shares registered under the Uniform Gifts to Minors Act (or similar statutory provisions)?

Answer: Some Shares of the Fund are registered for the benefit of minors under a statute such as the Uniform Gifts to Minors Act (the "UGMA"). The authority to establish such accounts, and provisions for the registration of assets under such accounts, are based upon local statutes in the U.S. The laws regarding holding assets for minors are generally different in other jurisdictions. Accounts established under UGMA or other statutory provisions will be contacted by the Fund to request information necessary to correctly establish and record the ownership of such accounts outside the U.S.

     If the Plan is approved, and Partners contacted concerning such a UGMA account have provided to the Fund the information which is required to permit the Liquidating Trustee to establish an account in another jurisdiction, then the Fund will transfer such assets to the Liquidating Trustee. If a Partner does not supply such information to the Fund, then the Fund will not be able to transfer that account out of the U.S. In that case the Fund will transfer the assets by an exchange into a UGMA account in a Franklin Templeton money market fund, and the assets be held in that account under the UGMA pending further direction from the party responsible for that account.

Question number 4: How will the approval of the Plan affect Shares held in, and as security for, Margin Accounts?

Answer: Some Shares of the Fund may be held in a client account with a U.S. broker, in order to serve as assets which support the "margin value" of the account. If the terms of the account require that margin securities must be held within the U.S., then the Fund will exchange the shares of the Fund in that account into shares of a Franklin Templeton money market fund, and the assets be held in such money market shares pending further direction from the party responsible for that account.

Question number 5: How will the approval of the Plan affect Shares held in an account which is titled to provide for its transfer to another person upon the death of the listed Partner of record?

Answer: Some Shares of the Fund are registered in a form which provides for the automatic transfer of the account to another person upon the death of the named holder of the account. The authority to establish such accounts, and provisions for the transfer of assets using such accounts in the event the record holder dies, are based upon local statutes in the U.S. The laws regarding testamentary disposition of assets may be different in various jurisdictions. Accounts titled for such transfers under U.S. statutory provisions will be contacted by the Fund to request information necessary to correctly establish and record the ownership of such accounts outside the U.S.

     If the Plan is approved, and a Partner contacted concerning a testamentary account has provided information required to permit a Liquidating Trustee to establish an account in another jurisdiction, then the Fund will transfer such assets to the Liquidating Trustee. If a Partner does not supply such information to the Fund, or if a Non-U.S. jurisdiction does not recognize such a provision, then the Fund will not be able to transfer that account out of the U.S. In that case the Fund will transfer the assets by an exchange into a Franklin Templeton money market fund, and the assets will be held in that account under the present title pending further direction from the party responsible for that account.

Question number 6: How will the approval of the Plan affect Shares which are pledged to a lender to secure a debt to that pledgee?

Answer: Some Shares of the Fund are held in an account to secure a debt of the account holder or another person or entity, to another person or entity. The terms of the pledge of the assets in the account may not allow the assets to be moved outside the U.S., or may not permit the pledged assets to be converted into a non-U.S. security. Generally, the terms of the pledge will control this result.

     Accounts restricted as to transfers out of the U.S., or into non-U.S. securities, will be contacted by the Fund for permission to consult with the pledgee in order to minimize inconvenience for the Partner owning such account.

     If the Plan is approved, and the Fund has been advised that conversion of the assets to a non-U.S. security, or transfer of the assets outside the U.S., are permitted, then the Fund will transfer such assets to the Liquidating Trustee. If a pledge does not allow such a transfer, then the Fund will not be able to transfer that account out of the U.S. In that case the Fund will transfer the assets by an exchange into a Franklin Templeton money market fund, and the assets will be held in that account under the present title pending further direction from the party responsible for that account.


Question number 7: What will happen to shares of Partners who do not respond before the liquidation?


     If this proxy statement, as well as any payments from the Fund or any letter from the Liquidating Trustee do not reach a Partner before the Liquidation Date, this account will be treated in the same way as any other account of its type in order to protect the investment of the Partner owning such account.

     Assets of a Non-U.S. Partner will be placed in the pooled investment vehicle selected for Non-U.S. Partners. An account subject to a restriction, will be exchanged into a Franklin Templeton money market fund. Assets of a U.S. Partner will be deposited in a Franklin Templeton money market fund.



PART PROXY 02/97




PROXY                                                                   PROXY
154
               FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
                 SPECIAL MEETING OF PARTNERS - APRIL 18, 1997

The undersigned hereby revokes all previous proxies for his shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Deborah R. Gatzek, Larry L. Greene, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Tax-Advantaged International Bond Fund (the "Fund") which the undersigned is entitled to vote at the Fund's Special Meeting to be held at 777 Mariners Island Blvd., San Mateo, California 94404 at 1:00 p.m. Pacific time on the 18th day of April, 1997, including any adjournments thereof, upon the matters set forth below.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S OR FROM SOME FOREIGN COUNTRIES. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGING GENERAL PARTNERS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1 AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER BUSINESS WHICH MAY LEGALLY COME BEFORE THE MEETING.

Note: please sign exactly as your name appears on the proxy. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

Dated:________________, 1997

----------------------------
Signature

----------------------------
Signature if held jointly


--------------------------------------------------------------------------------


                                                   FOR     AGAINST   ABSTAIN
1.  To approve the adoption of a Plan of
Dissolution and Complete Liquidation for the Fund.

                                                   GRANT             WITHHOLD
2. To vote upon any other business which may legally come before the meeting.



                                               PLEASE SIGN AND DATE THE
                                               REVERSE OF THIS CARD